Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Operating Expenses
General and administrative	$ 5,671,598	$ 5,308,371
Research and development	3,645,796	4,500,073
Loss from operations	(9,317,394)	(9,808,444)
Other Income (expense)
Interest expense, net	(46,920)	(176,488)
Other income	150,250	20,074
Change in fair value of derivative liability	2,082,703	(739,375)
Foreign exchange gain (loss)	(18,785)	865,916
Gain on extinguishment of debt	268,334	0
Total Other Income (Loss)	2,435,582	(29,873)
Net loss	(6,881,812)	(9,838,317)
Other comprehensive income (loss)
Foreign currency translation adjustments	(27,758)	(971,640)
Comprehensive loss	$ (6,909,570)	$ (10,809,957)
Net loss per share
Basic	$ (0.10)	$ (0.17)
Diluted	$ (0.12)	$ (0.17)
Weighted average shares outstanding
Basic	66,522,564	57,048,406
Diluted	67,026,545	57,048,406